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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                           AMENDMENT NO. 2 TO FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 1996

                           ANALYSIS & TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          Connecticut                  0-14161                  95-2579365
(State or other jurisdiction of      (Commission             (IRS Employer
         incorporation)              File Number)            Identification No.)

                              Route 2, P.O. Box 220
                       North Stonington, Connecticut 06359
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 599-3910
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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                                EXPLANATORY NOTE

         This Amendment is being filed solely to provide the Consent of Deloitte & Touche LLP with respect to the incorporation by reference of its report into previously filed Securities Act registration statements of the Company as specified therein.

Item 7.  Financial Statements and Exhibits.

         (a) In accordance with Item 7(a)(4) of Form 8-K, the Audited Financial Statements for Vector Research Company, Inc. for the years ended October 31, 1995 and 1994 and Independent Auditors' Report and the Unaudited Balance Sheet and Statement of Earnings for the eight month period ended June 30, 1996 were filed as part of Amendment No.1 to the Company's Current Report on Form 8-K dated July 29, 1996, on pages F-1 to F-12.

         (b) In accordance with Item 7(b)(2) of Form 8-K, the Unaudited Proforma Consolidated Statements of Income, Proforma Consolidated Balance Sheet, and Notes to Unaudited Proforma Consolidated Financial Statements were filed as part of Amendment No.1 to the Company's Current Report on Form 8-K dated July 29, 1996, on pages F-13 to F-18.

         (c)  Exhibits.

         Exhibit No.                   Document

             2           Stock Purchase Agreement (incorporated by reference to
                         Exhibit 2 to the Registrant's Current Report on Form 8-K dated July 29, 1996 (Commission File No. 0-14161))

             20 Press Release of the Company dated July 29, 1996 (incorporated by reference to Exhibit 20 to the Registrant's Current Report on Form 8-K dated July 29, 1996 (Commission File No. 0-14161))

             23 Consent of Deloitte & Touche LLP with respect to the incorporation by reference of its report dated December 22, 1995
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANALYSIS & TECHNOLOGY, INC.

Date: October 25, 1996                          By:  /s/ David M. Nolf
                                                     ------------------------
                                                     David M. Nolf
                                                     Executive Vice President
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                                INDEX TO EXHIBITS

Exhibit
Number            Description of Documents
-------           ------------------------

23                Consent of Deloitte & Touche LLP